Table of Contents

Exhibit 13.1

Certification
 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Unibanco-União de Bancos Brasileiros S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on form 20-F for the year ended December 31, 2006 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2007	/s/ Pedro Moreira Salles

Pedro Moreira Salles
Chief Executive Officer

Dated: June 15, 2007	/s/ Geraldo Travaglia Filho

Geraldo Travaglia Filho
Vice-President (principal financial officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 13.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Unibanco Holdings S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on form 20-F for the year ended December 31, 2006 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2007	/s/ Pedro Moreira Salles

Pedro Moreira Salles
Chief Executive Officer

Dated: June 15, 2007	/s/ Geraldo Travaglia Filho

Geraldo Travaglia Filho
Officer (principal financial officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.